Exhibit 99.2

1Q20 QUARTERLY SUPPLEMENT April 28, 2020

Special Note Concerning Forward - Looking Statements Statements made in this document, other than those concerning historical financial information, may be considered forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the Company’s ability to control or predict, could cause actual results to differ materially from those in the Company’s forward - looking statements. These factors include, among others, the following: ( i ) the strength of the local, state, national and international economy (including the impact of the 2020 presidential election and the impact of tariffs, a U.S. withdrawal from or significant negotiation of trade agreements, trade wars and other changes in trade regulations); (ii) the economic impact of any future terrorist threats or attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), or other adverse external events that could cause economic deterioration or instability in credit markets; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in accounting policies and practices, including CECL, that will change how the Company estimates credit losses; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of The London Inter - bank Offered Rate phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) the loss of key executives or associates; (ix) changes in consumer spending; (x) unexpected results of current and/or future acquisitions, which may include failure to realize the anticipated benefits of the acquisition and the possibility that the transaction costs may be greater than anticipated; (xi) unexpected outcomes of existing or new litigation involving the Company; and (xii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect its financial results, is included in the Company’s filings with the Securities and Exchange Commission. 2

Table of Contents Protecting the Well - Being of Associates and Customers 4 Supporting Financial Needs of Customers 5 Participation in the CARES Act Paycheck Protection Program 6 Protecting a Strong Balance Sheet 7 Robust Capital Foundation 8 Entering Credit Cycle from Position of Strength 9 Current Expected Credit Loss (CECL) Implementation 10 Adoption of CECL Fortifies Loan Loss Reserves 11 Ample Sources of Liquidity 12 Diversified Loan Portfolio 14 Low Levels of Concentrated Exposure 15 Quarterly Earnings Review 17 Net Interest Margin 18 Diversified and Significant Sources of Fee Income 19 Focused Control on Expenses 20 Core Earnings Power 21 Wealth Management 22 3

Protecting the Well - Being of Associates and Customers ▪ Established COVID - 19 crisis leadership team who meets daily to assess, refine, and continually execute on the various phases and challenges related to this pandemic ▪ Remote Workforce Rollout - Enabled nearly 60% of Busey’s workforce to work remotely - Suspension of non - essential business travel and meetings - Associates encouraged to utilize online services for client and internal meetings ▪ Enhanced Associate Benefits - Instituted a new Emergency Sick Leave policy for all full - time and part - time associates - Busey is paying the fee for virtual medical visits for associates and their covered dependents through June 30 as well as authorizing coverage of COVID - 19 testing through its insurance plan - Through Busey’s wellness portal, on - demand comprehensive wellness tools are available as well as an associate assistance program to ensure emotional support during these challenging times ▪ Branch Network Adjustments - Lobby service temporarily suspended at all locations moving in - person banking services to drive - ups and limited in - person appointments for safe deposit boxes - Cleaning and sanitization of all locations has been increased as well as providing protective supplies - Busey’s Customer Care team remains available six days a week to assist customers via phone, online chat or email. Customers are also able to access the branch team they know and trust - A dedicated hotline was established, offering support to customers seeking financial relief ▪ Communication Efforts - A Communications Task Force was developed, covering various departments within the organization. Working closely with county health departments and local authorities, the task force continues to assess and develop informational content for associates, customers and community members As a result of comprehensive advance planning, we were able to rapidly implement our pandemic business continuity plan to protect our associates and customers. COVID - 19 Response Actions 4

Supporting Financial Needs of Customers COVID - 19 Response Actions ▪ We are offering several options to Busey’s qualifying business customers to help them through this period of economic disruption. Various six - month modification programs with opt - ins from the customer in 90 - day intervals are available, including a 90 - day deferral of principal & interest or interest only payment options - Through April 24th, deferred payments on 794 business loans representing principal balances of $844mm, equivalent to approximately 14% of the Commercial loan portfolio ▪ For those experiencing or anticipating hardships due to COVID - 19, Busey is offering multiple payment deferral options for qualifying customers with loans - personal, auto, home equity, mortgages and more. There will be no credit bureau impact with granted deferrals - 1,605 customer request applications received - 659 mortgage and retail loan deferrals already processed representing $98mm, or approximately 7% of retail portfolio, of principal balances for loans that we hold on our balance sheet - 563 mortgage loan deferrals of nearly $74mm, or approximately 3%, of principal balances of loans in our servicing portfolio ▪ Busey developed a Financial Relief Program designed to alleviate some of the hardships qualifying customers may face as a result of the pandemic itself or the resulting economic impact. For the next six months, Busey is automatically offering: - Waiver of pre - authorized transfer fees to prevent overdrafts - Waiver of charge for each pre - authorized transfer over six per monthly statement cycle on consumer/personal savings and money market accounts - Free debit card replacement and express delivery of cards to customers Personal Loan and Mortgage Customers Commercial and Small Business Clients Select Customer Fee Waivers * Additional fee waiver requests reviewed on a case - by - case basis 5

Participating in the CARES Act Paycheck Protection Program ▪ As part of the CARES Act, Congress appropriated approximately $349 billion for the creation of the Paycheck Protection Program (PPP) as well as approving on April 24, 2020 an additional $310 billion for the PPP. This program provides payroll assistance for the nation’s nearly 30 million small businesses — and select nonprofits — in the form of 100% guaranteed loans from the U.S. Small Business Administration (SBA). ▪ In summary, eligible borrowers work with lenders to apply for, and receive, loans up to 2.5 times their average monthly payroll expenses for the prior year. Loans, which can be issued between April 3, 2020 and June 30, 2020, will carry a one percent interest rate with a two - year term. Loan payments are deferred for the first six months of the loan. ▪ Busey was a bridge for this program and actively helped our customers sign up for this important financial resource. ▪ As of April 24, 2020, Busey has received 2,845 customer requests with an average loan request of approximately $270k: - Through April 24, 2020, Busey funded 2,508 PPP loans with a total disbursement of $657mm of loan balances - Projected PPP loan fundings completed by end of April of $733mm based on application requests with assigned SBA GP number - It is anticipated that a substantial portion of these loans will be funded through the Federal Reserve PPPL Facility, subject to clarification of final terms and process, to take advantage of low cost funding and capital relief (leverage ratio) Small Business Applications & Loan Funding 6

• Capital ratios significantly in excess of well - capitalized minimums • Regulatory capital relief on CECL implementation and PPP loans • TCE/TA ratio of 9.22% at 3/31/20 • Suspended our share repurchase program on March 16, 2020 • TBV per share of $15.57 at 3/31/20, up 7.2% year - over - year • Diversified portfolio, conservatively underwritten with low levels of concentration • NPAs/Assets: 0.32% Classified Assets/Capital: 10.8% • Following adoption of CECL ACL/Loans: 1.25% ACL/NPLs: 310% • 100 / 300 Test: 43% C&D 232% CRE • Robust bank - level liquidity: 84.6% LTD Ratio Core Deposits/Total Deposits: 95.9% • Borrowings accounted for less than 3% of total funding at 3/31/20 • $2.1 billion in cash & securities (64% unpledged) • Substantial sources of off - balance sheet contingent funding ($3.2 billion, excluding PPPLF) • Bolstered FBC liquidity with upstream dividend from bank and existing line draw Credit Capital Liquidity Protecting a Strong Balance Sheet 7

Robust Capital Foundation FBC Tangible Common Equity Ratio ($ in millions) 638.0 703.0 864.6 863.5 8.43% 9.49% 9.26% 9.22% 12/31/17 12/31/18 12/31/19 3/31/20 TCE TCE Ratio 8 FBC Leverage Ratio ($ in millions) 718.1 783.9 922.4 921.8 9.78% 10.36% 9.88% 9.89% 4% 12/31/17 12/31/18 12/31/19 3/31/20 Tier 1 Capital Leverage Ratio Min Ratio FBC Total Capital Ratio ($ in millions) 591.6 603.3 738.5 755.6 245.5 291.3 297.6 291.1 14.15% 14.83% 14.03% 13.85% 10% 12/31/17 12/31/18 12/31/19 3/31/20 Well Cap Min Excess over Min Total Capital Ratio Min Ratio ($ in millions) Current Ratio 13.9% 12.2% 11.2% Minimum Well Capitalized Ratio 10.0% 8.0% 6.5% Amount of Capital 1,046.7 921.8 847.8 Well Capitalized Minimum 755.6 604.5 491.1 Excess Amount over Well-Capitalized Min 291.1 317.3 356.7 (1) 1Q20 Capital Ratios are preliminary estimates FBC as of 3/31/2020 (1) Total Capital Ratio Tier 1 Capital Ratio Common Equity Tier 1 Ratio

NPAs / Assets ($ in millions) 7,861 7,702 9,696 9,721 0.36% 0.48% 0.34% 0.32% 12/31/17 12/31/18 12/31/19 3/31/20 Assets %NPAs/Assets Loan Portfolio Credit Quality ($ in thousands) 3/31/19 12/31/19 3/31/20 Delinquencies (30-89) 10,780 14,271 10,150 NPLs 36,586 29,507 27,212 OREO 921 3,057 3,553 NPAs 37,507 32,564 30,765 Classified Assets 121,523 106,879 108,673 C&D /Capital (100% test) 32% 41% 43% CRE /Capital (300% test) 193% 229% 232% Entering Credit Cycle from Position of Strength 9 NCOs / Average Loans ($ in millions) 3/31/2020 NCOs/Average Loans is annualized (quarterly NCO ratio is 0.05%) 4,567 5,534 6,470 6,658 - 0.01% 0.13% 0.11% 0.21% 12/31/17 12/31/18 12/31/19 3/31/20 Avg Loans NCOs/Avg Loans Classifieds / Capital (1) ($ in millions) (1) Capital calculated as Tier 1 Capital + Allowance for loan loss reserve 772 834 976 1,008 15.0% 14.6% 10.9% 10.8% 12/31/17 12/31/18 12/31/19 3/31/20 Capital Classified/Capital

Current Expected Credit Loss (CECL) Implementation ▪ On January 1, 2020, the Company adopted ASU 2016 - 13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model. Upon adoption of CECL, we recognized: - $16.8 million increase in our allowance for credit losses, substantially attributable to the remaining loan fair value marks on prior acquisitions - $5.5 million increase in our reserve for unfunded commitments (carried in other liabilities) - Total Day 1 increase of 41.54% over 12/31/19 reserve balance - These one - time increases, net of tax, were $15.9 million and recorded as an adjustment to beginning retained earnings ▪ During the first quarter of 2020, the Company recorded provision for credit losses of $17.2 million and provision for unfunded commitments of $1.0 million primarily as a result of economic factors around COVID - 19 - While our portfolio has not yet demonstrated material indications of weakness, provisioning under CECL reflects deteriorating economic conditions and expectations for credit stress to emerge in future periods - Total Day 2 increase of 69.11% over 12/31/19 reserve balance and 19.48% over CECL Day 1 balance - Ongoing impacts of the CECL methodology will be dependent upon changes in economic conditions and forecasts, originated and acquired loan portfolio composition, credit performance trends, portfolio duration, and other factors ▪ Increase in allowance for credit losses moves allowance for credit losses as a percentage of portfolio loans to 1.25% at March 31, 2020 and allowance for credit losses as a percentage of non - performing loans to 310% 10

Adoption of CECL Fortifies Loan Loss Reserves Provision Coverage / Net Charge-offs (Provision / NCO multiple) *4Q17 provision expense was $5.303mm and net recoveries were $.484mm 0.6 1.4 5.0 FY 2017* FY 2018 FY 2019 1Q 2020 x x x N/A* x 11 Allowance / Loans ($ in millions) 5,520 5,568 6,687 6,745 0.97% 0.91% 0.80% 1.25% 12/31/17 12/31/18 12/31/19 3/31/20 Loans (EOM) Allowance/Loans Allowance / NPLs ($ in thousands) 27,365 36,598 29,507 27,212 196% 138% 182% 310% 12/31/17 12/31/18 12/31/19 3/31/20 NPLs Allowance/NPLs Allowance / NPAs ($ in thousands) 28,648 36,974 32,564 30,765 187% 137% 165% 274% 12/31/17 12/31/18 12/31/19 3/31/20 NPAs Allowance/NPAs

Ample Sources of Liquidity Core Deposits / Total Deposits ($ in millions) 5,487 5,721 7,592 7,648 90% 92% 96% 96% 12/31/17 12/31/18 12/31/19 3/31/20 Core Deposits Core/Total Deposits Total Deposits & Loan to Deposit Ratio ($ in millions) 6,126 6,249 7,902 7,973 90.8% 88.7% 84.8% 84.6% 12/31/17 12/31/18 12/31/19 3/31/20 Total Deposits Loan to Deposit Ratio Deposit Composition as of 03/31/2020 ($ in millions) Non - interest bearing demand 1,911 24% Interest bearing demand 1,982 25% Savings & MMDA 2,598 32% CD < 250k 1,169 15% CD > 250k 313 4% 12 Contingency Liquidity ($ in millions) Total Balances Unpledged Securities 1,122 Available FHLB 1,591 FRB Discount 529 Fed Funds Lines 325 Brokered Availability (10% deposits) 786 PPPLF Availability 657 *PPPLF availability as of April 24, 2020 *All other reported balances as of March 31 ,2020

ADDITIONAL LOAN PORTFOLIO DETAIL 13

Diversified Loan Portfolio Loan Portfolio as of 03/31/2020 ($ in millions) Commercial & Industrial 1,767 26% Owner Occupied CRE 911 14% Non - Owner Occupied CRE 1,914 28% Construction & Development 448 7% 1 - 4 Family Residential 1,247 18% HELOCs 410 6% Other 48 1% Geographic Segmentation as of 03/31/2020 ($ in millions) Missouri 1,698 25% Illinois 4,422 66% Indiana 331 5% Florida 294 4% 14

Low Levels of Concentrated Exposure 15 Portfolio Segmentation as of 3/31/2020 ($ in millions) Balances Traveler Accommodations 183.7 2.7% 1.9 1.0% 0.0 0.0% Restaurant & Dining Establishments 90.4 1.3% 0.0 0.1% 2.1 2.3% Agriculture, Forestry, Fishing and Hunting 144.4 2.1% 1.7 1.2% 0.0 0.0% Arts, Entertainment, and Recreation 37.9 0.6% 2.7 7.2% 1.0 2.7% Construction 325.8 4.8% 5.3 1.6% 0.4 0.1% Educational Services 161.1 2.4% 3.9 2.4% 0.0 0.0% Finance and Insurance 223.6 3.3% 0.2 0.1% 0.0 0.0% Health Care and Social Assistance 471.4 7.0% 7.2 1.5% 0.3 0.1% Manufacturing 303.4 4.5% 15.9 5.2% 1.4 0.5% Mining, Quarrying, Oil and Gas Extraction 2.5 0.0% 0.0 0.0% 0.0 0.0% Real Estate 2,350.6 34.8% 15.1 0.6% 3.5 0.1% Retail Trade 223.4 3.3% 1.7 0.8% 0.7 0.3% Transportation and Warehousing 74.1 1.1% 5.7 7.7% 0.0 0.0% Wholesale Trade 236.7 3.5% 1.3 0.6% 0.2 0.1% Other 411.4 6.1% 0.0 0.0% 0.0 0.0% Classified Non-Accrual Classified Accruing % of Segmentation Balance % of Total Loans % of Segmentation Balance Funded Draws & Line Utilization Rate ($ in millions) 1,823 1,842 1,878 1,897 1,915 1,967 1,970 1,952 52.9% 53.4% 54.0% 55.1% 54.7% 55.3% 55.3% 54.4% 3/2/20 3/9/20 3/16/20 3/23/20 3/30/20 4/6/20 4/13/20 4/20/20 Funded Draws % Utilized Non-Owner Occupied CRE & Construction as of 3/31/2020 ($ in millions) Balances % of Total Loans Continuing Care 15 0.2% Hotel 159 2.4% Industrial/Warehouse 225 3.3% Land Acquisition and Development 103 1.5% Multifamily-Apartments 403 6.0% Multifamily-Student Housing 308 4.6% Nursing Homes 70 1.0% Office 275 4.1% Retail 450 6.7% Senior Housing 125 1.9% Specialty 77 1.1% Undefined CRE 145 2.2%

QUARTERLY FINANCIAL PERFORMANCE 16

1Q20 Earnings Review • Net Interest Margin impacted by Fed rate cuts of 150 bps during the quarter • NIM decreased 7 bps vs 4Q19 from 3.27% to 3.20% • 15 bps decline in asset yields offset by 8 bps improvement in funding costs • Accretion income accounted for 13 bps of NIM, in line with expectations Non Interest Expense • Non - interest income of $27.5 million in 1Q20, equated to 28% of operating revenue • Wealth Management revenue up 3% linked quarter and 28% vs. 1Q19 • Reduced $1.2 million in 1Q20 by New Market Tax Credit (offset in the income taxes line) • First quarter is customarily seasonally light for customer service fees • Mortgage revenue negatively impacted by $0.6mm adjustment to MSR amortization • Adjusted non - interest expense of $57.8 million equates to 59.5% adjusted efficiency ratio • Adjusted excludes intangible amortization ($2.6mm) and one - time acq. related items ($0.1mm) • Expenses in quarter impacted by $1.0 million increase to reserve for unfunded commitments under CECL • Anticipated efficiency gains for 2020 expected to deliver $5 – 10 million in savings 2Q20 – 4Q20 versus budget • Core net income of $15.5mm or $0.28 per share • 0.64% ROAA and 7.4% ROATCE • 1Q20 results impacted significantly by adoption of CECL amidst COVID - 19 - Provision expense in excess of NCOs; $13.8 million (~$0.20 per share, after - tax) • Common dividend of $0.22 per share declared on April 14 th , payable on May 1st Earnings Non Interest Income Net Interest Income 17

Net Interest Margin Historical Key Rates 5.50% 5.50% 5.00% 4.75% 3.25% 2.47% 2.39% 2.02% 1.76% 0.99% 2.41% 2.00% 1.68% 1.92% 0.70% 2.50% 2.50% 2.00% 1.75% 0.25% 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 Prime 1m LIBOR 10-Yr Treasury Fed Funds Target Net Interest Margin 4.26% 4.18% 4.03% 3.88% 0.84% 0.87% 0.80% 0.72% 3.46% 3.35% 3.27% 3.20% 0.15% 0.14% 0.14% 0.13% 1Q19 2Q19 3Q19 4Q19 1Q20 Earning Assets Cost of Funds NIM Accretion Earning Assets Yield Net Interest Margin Accretion Cost of Funds Net Interest Income & NIM ($ in millions) 3.0 3.5 3.0 3.0 2.8 69.1 74.2 74.3 72.7 70.2 3.46% 3.43% 3.35% 3.27% 3.20% 1Q19 2Q19 3Q19 4Q19 1Q20 Net Interest Income Accretion NIM 18

Diversified and Significant Sources of Fee Income

Non-Interest Income

($ in thousands)

	1Q19	4Q19	1Q20
Wealth management fees	9,029	11,223	11,555
Fees for customer services	8,097	9,048	8,361
Remittance processing	3,780	3,765	3,753
Mortgage revenue	1,945	3,576	1,381
Income on bank owned life insurance	978	1,142	1,057
Security gains (losses), net	42	605	587
Other income	2,074	2,279	823
Total Non-Interest Income	25,945	31,638	27,517

Sources of Non-Interest Income

($ in millions)



Gain/Loss Securities 587 2%
Other 1,880 7%
Mortgage revenue 1,381 5%
Remittance processing 3,753 14%
Wealth Management fees 11,555 42%
Fees for customer services 8,361 30%

Non-Interest Income / Operating Revenue

($ in millions)



94.3
101.3
104.4
103.6
97.0
28%
28%
30%
31%
28%
25.9
27.9
30.9
31.6
27.5
1Q19
2Q19
3Q19
4Q19
1Q20
Non-Interest Income
Net Interest Income
Non-Int Inc / Operating Revenue

- First quarter is customarily seasonally light for customer service fees
  - the ultimate impact of COVID-19 on customer service fees has yet to be determined
- 1Q20 non-interest income reduced by $1.2mm for NMTC charge (offset in taxes) and $0.6mm for adjustment in MSR amortization related to our core system conversion in 4Q19 (negative impact to mortgage revenue)
- Excluding these items, non-interest income would have been $29.3mm in 1Q20

19

Focused Control on Expenses


Core Non-Interest Expense & Efficiency Ratio
($ in millions)
53,590
58,315
58,091
59,157
57,812
56.4%
56.6%
55.4%
57.0%
59.5%
1Q19
2Q19
3Q19
4Q19
1Q20
Noninterest Exp
Efficiency Ratio

*Non-GAAP numbers- less amortization and one-time expenses for acquisitions/restructuring


Adj. Non-Interest Expense & Efficiency Ratio (ex-CECL)
($ in millions)
53,590
58,315
58,091
59,157
56,795
56.4%
55.9%
55.4%
57.0%
57.8%
1Q19
2Q19
3Q19
4Q19
1Q20
Noninterest Exp
Efficiency Ratio

*Non-GAAP numbers- less amortization and one-time expenses for acquisitions/restructuring

- Core adjusted expenses of $56.8mm in 1Q20 excluding amortization, acquisition / restructuring related charges and CECL (unfunded reserve)
- Lowest level since 2Q19, which was the first full quarter of combined operations following the acquisition of TheBANK of Edwardsville
- Margin compression resulting from Fed rate cuts has been the largest driver of the uptick in the efficiency ratio since 3Q19
- Additional expense reductions versus budget expected in 2Q20 – 4Q20; anticipated to be $5 - 10 million in aggregate

20

Core Earnings Power Dividend and Dividend Payout Ratio ($ in thousands) 44% 49% 47% 40% 79% 0.21 0.21 0.21 0.21 0.22 1Q19 2Q19 3Q19 4Q19 1Q20 Dividend Payout Ratio Dividend Non-GAAP ROAA and ROATCE ($ in thousands) 14.3% 14.5% 14.5% 14.9% 7.4% 1.22% 1.24% 1.25% 1.30% 0.64% 1Q19 2Q19 3Q19 4Q19 1Q20 ROATCE* ROAA* Non-GAAP Net Income & Earnings Per Share ($ in thousands) 26,614 29,498 30,535 31,782 15,479 0.50 0.53 0.55 0.57 0.28 1Q19 2Q19 3Q19 4Q19 1Q20 Net Income Earnings Per Share 21 Core Adjusted PPNR / Avg Assets ($ in thousands) *Based on adjusted non-GAAP numbers which don't include one-time expenses for acquisitions/restructuring and 1Q20 also excludes the $1.0 million provision for unfunded commitments and $1.2 million NMTC and NMTC change to 2Q19 38,602 42,823 43,600 41,131 38,211 1.77% 1.80% 1.79% 1.68% 1.59% 1Q19 2Q19 3Q19 4Q19 1Q20 PTPP w/o one time PTPP w/o one time / Avg Assets

Wealth Management Text here ▪ Conducted a successful core system conversion of Investors Securities Trust in 1Q20 (acquisition closed in 3Q19) ▪ Conducted an aggressive client communication program in February and March which included webinars, email blasts, podcasts, social media and a robust outbound calling program ▪ Had positive net asset flows for the first quarter which included $127.4 million in new assets booked during the quarter ▪ 90 - day new asset pipeline has remained constant throughout COVID - 19 crisis at $150.0 million ▪ Pre - tax profit margin of 40.4% in the Wealth Management segment in 1Q20 Wealth - Assets Under Management ($ in millions) 8,886 8,967 9,409 9,696 8,925 1Q19 2Q19 3Q19 4Q19 1Q20 Wealth - Revenue & Pre-tax Income ($ in thousands) 9,133 9,594 8,994 11,354 11,709 3,569 3,845 2,951 4,176 4,735 1Q19 2Q19 3Q19 4Q19 1Q20 Revenue Pre-Tax Net Income 22